OTHER FINANCIAL ASSETS	12 Months Ended
Dec. 31, 2019
Disclosure of financial assets [line items]
Disclosure of other assets [text block]

12) OTHER FINANCIAL ASSETS

Details of other financial assets at December 31, 2018 and 2019 are as follow:

	Thousands of U.S. dollars
	2018	2019
Other non-current receivables (*)	13,232	9,457
Non-current guarantees and deposits	51,838	45,195
Total non-current	65,070	54,652
Other current receivables	272	76
Current guarantees and deposits	619	1,018
Total current	891	1,094
Total	65,961	55,746

(*) “Other non-current receivables” as of December 31, 2018 and 2019 primarily comprise a loan granted by the subsidiary RBrasil to third parties. The effective annual interest rate is CDI + 3.75% p.a., maturity in five years beginning on May 4, 2017, when the value of the loan will be amortized in a single installment.